united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

ACM Dynamic Opportunity Fund

Class A Shares – ADOAX
Class I Shares – ADOIX

Annual Report
December 31, 2018

1-844-798-3833

www.acm-funds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ACM-Funds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The ACM Dynamic Opportunity Fund (ADOIX) enjoyed a successful year in 2018, relative to its peer group and the broader market. The Fund returned -0.97% in 2018 versus -9.42% for the HFRX Equity Hedge Index, and -6.29% for the Morningstar Long/Short Equity category. The Fund outperformed its two closest benchmarks by a wide margin for the second year in a row. Moreover, the Fund also outperformed the broader S&P 500 Total Return Index (-4.38%) by more than 341 basis points for the year.

Coming into 2018, we commented that the extremely low market volatility witnessed in 2017 was unlikely to be repeated. To wit, 2018 showed a marked pickup in volatility, albeit concentrated in the first and fourth quarters of the year, while the middle part of the calendar was more steady.

The Fund enacted defensive hedge position during these corrections, which helped the Fund decline less than the overall market in each instance. Notably, the effectiveness of our dynamic hedge strategy stood out during the panic selloff that occurred in December – during which the S&P 500 Index plunged -9.2% while the Fund was down -0.97%.

Our dynamic hedge model did a good job helping position the Fund and adjust net market exposure throughout the year. The hedge model entered 2018 targeting 100% net long exposure. It dipped down near the 40% exposure level during the February correction, but soon bounced back. For most of the spring and summer, the hedge model targeted net market exposure in the 80-100% range. By Q4, market turbulence began to show up and the hedge model was quick to adjust. In early December, net exposure was down to 0% and the Fund was fully hedged.

6194-NLD-02/20/2019

For the full year, the average target exposure was 68% per the hedge model – the lowest since the inception of the Fund. We feel one of the biggest advantages to having a ‘rules-based’ hedge model is that it avoids the manager bias that causes many funds to underperform. Last year was a textbook example where many of the largest fund managers underperformed significantly due to inconsistent and ineffective hedging policies. Our investment philosophy specifically tries to avoid that.

Our investment strategy doesn’t necessitate making market “calls”. Rather, we let our dynamic hedge model guide our decisions to increase or decrease market exposure in the Fund. While no model is perfect, the hedge model has been effective in helping the Fund participate in strong market rallies (i.e. - 2017), while avoiding major drawdowns (2018).

Thank you for your continued support.

Sincerely,

Jordan L. Kahn, CFA

Chief Investment Officer

6194-NLD-02/20/2019

ACM Dynamic Opportunity Fund

Portfolio Review (Unaudited)

December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized
	1 Year	3 Year	Since Inception****
ACM Dynamic Opportunity Fund - Class A	(1.15)%	3.37%	3.99%
ACM Dynamic Opportunity Fund - Class A with load	(6.83)%	1.34%	2.44%
ACM Dynamic Opportunity Fund - Class I	(0.97)%	3.62%	4.20%
S&P 500 Total Return Index **	(4.38)%	9.26%	7.80%
HFRX Equity Hedge Index ***	(9.42)%	(0.28)%	(0.48)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.40% and 2.15% of average daily net assets attributable to Class A and Class I shares, respectively, per the most recent prospectus. The Fund’s total gross operating expenses, per the most recent prospectus is 2.11% and 1.86% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75%. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-844-798-3833.

**	The S&P 500 Total Return Index, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	Hedge Fund Research (HFRX) Equity Hedge Index. HFRX is the established global leader in the indexation, analysis and research of the hedge fund industry. With over 150 indices ranging from broad composites down to specific, niche areas of sub-strategy and regional investment focus, the HFRX Indices are considered the industry standard benchmarks of hedge fund performance. Investors cannot invest directly in an index.

****	Inception date is January 20, 2015.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of December 31, 2018	% of Net Assets
Short Term Investments	59.5%
Internet	8.0%
Commercial Services	6.5%
Diversified Financial Services	4.8%
Software	3.8%
Healthcare Services	2.9%
Pharmaceuticals	2.1%
Telecommunications	2.0%
Biotechnology	1.5%
Healthcare Products	1.5%
Other assets in excess of liabilities - net	7.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

ACM Dynamic Opportunity Fund

PORTFOLIO OF INVESTMENTS

December 31, 2018

Shares		Value
	COMMON STOCK - 38.5%
	ADVERTISING - 1.2%
9,000	Trade Desk, Inc. *	$1,044,540

	BIOTECHNOLOGY - 1.5%
7,800	Vertex Pharmaceuticals, Inc. *^	1,292,538

	COMMERCIAL SERVICES - 6.5%
8,000	Euronet Worldwide, Inc. *	819,040
31,000	EVERTEC, Inc.	889,700
4,500	Global Payments, Inc.	464,085
16,000	Green Dot Corp. *^	1,272,320
20,000	PayPal Holdings, Inc. *^	1,681,800
10,000	Square, Inc. *	560,900
		5,687,845
	COMPUTERS - 0.5%
3,800	EPAM Systems, Inc. *^	440,838

	DIVERSIFIED FINANCIAL SERVICES - 4.8%
8,000	Charles Schwab Corp. ^	332,240
23,000	Intercontinental Exchange, Inc. ^	1,732,590
16,300	Visa, Inc. ^	2,150,622
		4,215,452
	ELECTRIC - 1.2%
6,200	NextEra Energy, Inc.	1,077,684

	HEALTHCARE PRODUCTS - 1.5%
7,500	Genomic Health, Inc. *	483,075
1,700	Intuitive Surgical, Inc. *	814,164
		1,297,239
	HEALTHCARE SERVICES - 2.9%
3,500	Amedisys, Inc. *	409,885
8,500	UnitedHealth Group, Inc. ^	2,117,520
		2,527,405
	HOUSEHOLD PRODUCTS - 1.1%
6,000	Clorox Co.	924,840

	INTERNET - 8.0%
1,750	Alphabet, Inc. *^	1,828,680
1,400	Amazon.com, Inc. *^	2,102,758
5,000	CDW Corp.	405,250
3,500	Facebook, Inc. *^	458,815
9,000	GrubHub, Inc. *^	691,290
11,500	Twilio, Inc. *	1,026,950
10,500	Zscaler, Inc. *	411,705
		6,925,448
	OFFICE & BUSINESS EQUIPMENT - 0.5%
2,500	Zebra Technologies Corp. *	398,075

	PHARMACEUTICALS - 2.1%
5,600	Eli Lilly & Co.	648,032
12,600	PRA Health Sciences, Inc. *^	1,158,696
		1,806,728
	RETAIL - 0.9%
6,500	Lululemon Athletica, Inc. *^	790,465

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares/Par		Value
	COMMON STOCK - 38.5% (Continued)
	SOFTWARE - 3.8%
13,000	Atlassian Corp. PLC *^	$1,156,740
31,500	Five9, Inc. *^	1,377,180
7,000	Splunk, Inc. *^	733,950
		3,267,870
	TELECOMMUNICATIONS - 2.0%
28,000	Ciena Corp. *	949,480
8,000	Ubiquiti Networks, Inc.	795,280
		1,744,760

	TOTAL COMMON STOCK (Cost $28,021,431)	33,441,727

	SHORT TERM INVESTMENTS - 59.5%
	MONEY MARKET FUND - 5.5%
4,761,731	Goldman Sachs Financial Square Government - Institutional Class, 2.34% **	4,761,731

	TIME DEPOSIT - 50.6%
44,012,187	Union Bank Institutional Trust Deposit ACC - IV, to yield 0.75% #	44,012,187

	UNITED STATES TREASURY BILLS - 3.4% +
1,000,000	United States Treasury Bill, 1.82%, 1/10/2019 ^	999,500
1,000,000	United States Treasury Bill, 2.27%, 2/7/2019 ^	997,641
1,000,000	United States Treasury Bill, 2.35%, 3/7/2019 ^	995,776
		2,992,917

	TOTAL SHORT TERM INVESTMENTS (Cost $51,766,825)	51,766,835

			Notional Value at
Contracts ***		Counterparty	December 31, 2018	Value
	SCHEDULE OF CALL OPTIONS PURCHASED - 0.3%
150	SPDR S&P 500 ETF Trust
	Expiration January 2019, Exercise Price $275.00	Goldman Sachs	$4,125,000	1,050
1,100	SPDR S&P 500 ETF Trust
	Expiration February 2019, Exercise Price $265.00	Goldman Sachs	29,150,000	222,200
	TOTAL CALL OPTIONS PURCHASED - (Cost $285,166)			223,250

	SCHEDULE OF PUT OPTIONS PURCHASED - 0.2%
8	Amazon.com, Inc.
	Expiration February 2019, Exercise Price $1,400.00	Goldman Sachs	1,120,000	45,552
50	Charles Schwab Corp.
	Expiration January 2019, Exercise Price $45.00	Goldman Sachs	225,000	19,750
100	GrubHub, Inc.
	Expiration January 2019, Exercise Price $75.00	Goldman Sachs	750,000	33,600
10	Invesco QQQ Trust Series 1
	Expiration March 2019, Exercise Price $150.00	Goldman Sachs	150,000	6,000
50	Square, Inc.
	Expiration January 2019, Exercise Price $65.00	Goldman Sachs	325,000	48,100
50	Trade Desk, Inc.
	Expiration January 2019, Exercise Price $125.00	Goldman Sachs	625,000	60,250
	TOTAL PUT OPTIONS PURCHASED (Cost $215,445)			213,252

	TOTAL INVESTMENTS (Cost $80,288,867) - 98.5%			$85,645,064
	TOTAL SECURITIES SOLD SHORT (Proceeds $21,038,198) - (21.4)%			(18,622,850)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 22.9%			19,937,770
	NET ASSETS - 100.0%			$86,959,984

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	SECURITIES SOLD SHORT - (21.4)%
	EXCHANGE TRADED FUNDS - (21.4)%
20,000	Invesco QQQ Trust Series 1	$3,085,200
47,500	iShares Russell 2000 ETF	6,360,250
12,500	SPDR S&P 500 ETF Trust	3,124,000
20,000	SPDR S&P MidCap 400 ETF Trust	6,053,400
	TOTAL SECURITIES SOLD SHORT (Proceeds $21,038,198)	$18,622,850

PLC - Public Limited Company

ETF - Exchange Traded Fund

*	Non-Income producing security.

^	All or a portion of the security held as collateral for securities sold short as of December 31, 2018. Total collateral for securities sold short is $19,388,931.

#	Interest rate reflects effective yield on December 31, 2018.

**	Money Market fund; interest rate reflects seven-day effective yield on December 31, 2018.

+	Yield shown is the discounted rate at time of purchase for U.S. Treasury Bills.

***	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying security at the exercise price.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investment securities, at value (Cost $80,288,867)	$85,645,064
Segregated cash at broker	19,710,255
Receivable for fund shares sold	398,269
Interest receivable	25,152
Prepaid expenses	16,342
TOTAL ASSETS	105,795,082

LIABILITIES
Securities sold short, at value (Proceeds $21,038,198)	18,622,850
Payable for fund shares repurchased	10,013
Investment advisory fees payable	109,465
Distribution (12b-1) fees payable	1,880
Payable to related parties	16,582
Dividends payable	55,929
Accrued expenses and other liabilities	18,379
TOTAL LIABILITIES	18,835,098
NET ASSETS	$86,959,984

Composition of Net Assets:
Paid in capital	$79,949,670
Accumulated Earnings	7,010,314
NET ASSETS	$86,959,984

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,960,905
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	517,083
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$17.33
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$18.39
Class I Shares:
Net Assets	$77,999,079
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,463,352
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$17.48

(a)	The Fund imposes a 1.00% redemption fee for any redemptions of Fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividend Income	$304,424
Interest	268,512
TOTAL INVESTMENT INCOME	572,936

EXPENSES
Advisory fees	1,065,150
Distribution (12b-1) fees:
Class A	17,852
Dividend expense on securities sold short	106,143
Administrative services fees	95,041
Third party administrative servicing fees	59,418
Accounting services fees	46,160
Printing and postage expenses	27,877
Transfer agent fees	26,327
Registration fees	24,820
Compliance officer fees	20,082
Audit fees	15,699
Legal fees	15,001
Trustees fees and expenses	15,001
Custodian fees	8,567
Other expenses	2,402
Insurance expense	730
TOTAL EXPENSES	1,546,270

NET INVESTMENT LOSS	(973,334)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,650,897
Options written	(397,114)
Securities sold short	(65,883)
Net realized gain	1,187,900
Net change in unrealized appreciation (depreciation) on:
Investments	(3,830,150)
Options written	(6,664)
Securities sold short	2,415,348
Net change in unrealized depreciation on investments	(1,421,466)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(233,566)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,206,900)

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31, 2018	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(973,334)	$(765,596)
Net realized gain on investments, options written and securities sold short	1,187,900	2,943,914
Net change in unrealized appreciation (depreciation) on investments, options written and securities sold short	(1,421,466)	6,635,304
Net increase (decrease) in net assets resulting from operations	(1,206,900)	8,813,622

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(88,515)	—
Class I	(781,705)	—
Total distributions to shareholders	(870,220)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	8,218,676	7,800,235
Class I	38,868,592	41,533,584
Net asset value of shares issued in reinvestment of distributions:
Class A	85,977	—
Class I	757,533	—
Redemption fee proceeds:
Class A	436	46
Class I	1,234	557
Payments for shares redeemed:
Class A	(3,127,167)	(37,229,707)
Class I	(21,040,841)	(3,680,565)
Net increase from shares of beneficial interest transactions	23,764,440	8,424,150

NET INCREASE IN NET ASSETS	21,687,320	17,237,772

NET ASSETS
Beginning of Year	65,272,664	48,034,892
End of Year *	$86,959,984	$65,272,664

SHARE ACTIVITY
Class A:
Shares Sold	448,283	470,986
Shares Reinvested	5,022	—
Shares Redeemed	(168,842)	(2,156,190)
Net increase (decrease) in shares of beneficial interest outstanding	284,463	(1,685,204)

Class I:
Shares Sold	2,119,271	2,388,563
Shares Reinvested	43,890	—
Shares Redeemed	(1,131,849)	(222,797)
Net increase in shares of beneficial interest outstanding	1,031,312	2,165,766

*	Net Assets - End of Year includes distributions in excess of net investment loss of $18,170 as of December 31, 2017.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period Presented

	Class A
	For Year Ended	For Year Ended	For Year Ended	For the Period Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015 (1)
Net asset value, beginning of period	$17.71	$15.07	$15.85	$15.00
Increase (decrease) from investment operations:
Net investment loss (2)	(0.25)	(0.25)	(0.24)	(0.32)
Net realized and unrealized gain (loss) on investments	0.04 (8)	2.89	(0.54)	1.17
Total from investment operations	(0.21)	2.64	(0.78)	0.85
Less distributions from:
Net realized gains	(0.17)	—	—	—
Total distributions	(0.17)	—	—	—
Redemption fees collected (2)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$17.33	$17.71	$15.07	$15.85
Total return (4)	(1.15)%	17.52%	(4.92)%	5.67	% (5)
Net assets, at end of period (000s)	$8,961	$4,121	$28,895	$28,257
Ratios/Supplemental Data:
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.04%	2.10%	2.13%	2.41	% (7)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.92%	1.98%	2.01%	2.18	% (7)
Ratio of net investment loss to average net assets (6)	(1.37)%	(1.54)%	(1.54)%	(2.09	)% (7)
Portfolio Turnover Rate	271%	224%	481%	652	% (5)

(1)	The Fund commenced operations on January 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized for periods less than one full year.

(8)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period Presented

	Class I
	For Year Ended		For Year Ended	For Year Ended	For the Period Ended
	December 31, 2018		December 31, 2017	December 31, 2016	December 31, 2015 (1)
Net asset value, beginning of period	$17.82		$15.12	$15.86	$15.00
Increase (decrease) from investment operations:
Net investment loss (2)	(0.20)		(0.21)	(0.20)	(0.33)
Net realized and unrealized gain (loss) on investments	0.03	(9)	2.91	(0.54)	1.19
Total from investment operations	(0.17)		2.70	(0.74)	0.86
Less distributions from:
Net realized gains	(0.17)		—	—	—
Total distributions	(0.17)		—	—	—
Redemption fees collected (2)	0.00	(3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$17.48		$17.82	$15.12	$15.86
Total return (4)	(0.92	)% (5)	17.86%	(4.67)%	5.73	% (6)
Net assets, at end of period (000s)	$77,999		$61,152	$19,140	$22,056
Ratios/Supplemental Data:
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	1.79%		1.85%	1.88%	2.16	% (8)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.67%		1.73%	1.76%	1.93	% (8)
Ratio of net investment loss to average net assets (7)	(1.12)%		(1.24)%	(1.29)%	(2.12	)% (8)
Portfolio Turnover Rate	271%		224%	481%	652	% (6)

(1)	The Fund commenced operations on January 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Annualized for periods less than one full year.

(9)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

The ACM Dynamic Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 20, 2015. The Fund seeks long-term capital appreciation with a short-term focus on capital preservation.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$33,441,727	$—	$—	$33,441,727
Short-Term Investments	—	51,766,835	—	51,766,835
Call Options Purchased	223,250	—	—	223,250
Put Options Purchased	153,002	60,250	—	213,252
Total Investments	$33,817,979	$51,827,085	$—	$85,645,064
Liabilities *
Securities Sold Short	$18,622,850	$—	$—	$18,622,850
Total Liabilities	$18,622,850	$—	$—	$18,622,850

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the year ended December 31, 2018.

There were no transfers into or out of any Level during the current year. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of December 31, 2018, as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year, as disclosed above and within the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The locations on the Statement of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Assets:
		Location of Derivatives on Statement	Fair Value of Asset
Derivative Investment Type	Primary Risk Exposure	of Assets and Liabilities	Derivatives
Call options purchased	Equity Risk	Investment securities, at value	$223,250
Put options purchased	Equity Risk	Investment securities, at value	213,252
Total			$436,502

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain/Loss on Derivative
Options purchased	Net realized gain from investments
Written options	Net realized loss from options written
Options purchased	Net change in unrealized depreciation on investments
Written options	Net change in unrealized depreciation on options written

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Realized gain (loss) on derivatives recognized in the Statement of Operations
Total for the
Year Ended
Derivative Investment Type	December 31, 2018
Options purchased - Equity Risk	$1,683,010
Written options - Equity Risk	(397,114)
Total	$1,285,896

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations
Total for the
Year Ended
Derivative Investment Type	December 31, 2018
Options purchased - Equity Risk	$41,127
Written options - Equity Risk	(6,664)
Total	$34,463

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 through December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $148,455,593 and $147,037,393, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ascendant Capital Management, LLC (the “Advisor”) serves as the Fund’s investment advisor. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 1.25%. Pursuant to the advisory agreement, the Fund accrued $1,065,150 in advisory fees for the year ended December 31, 2018.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”) until at least April 30, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))), will not exceed 2.40% and 2.15% of the daily average net assets attributable to each of the Class A and Class I shares, respectively. The Advisor may seek reimbursement for expenses waived or paid by it during the prior three years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement) and if recoupment can be achieved within the aforementioned expense limits and expense limits at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time. As of December 31, 2018, there were no previously waived fees subject to recoupment by the Advisor pursuant to the Waiver Agreement. During the year ended December 31, 2018, the Advisor did not waive any fees or reimburse any expenses under the Waiver Agreement.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended December 31, 2018, the Distributor received $5,214 in underwriting commissions for Class A.

The Trust has adopted, with respect to the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% per year of the average daily net assets of the Class A shares to the Distributor to be used to pay for distribution and shareholder servicing activities. For the year ended December 31, 2018, pursuant to the Plan, Class A shares incurred costs of $17,852.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”)

BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Fund. Please refer to the Statement of Changes for the collected redemption fees.

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost of investments for federal tax purposes including call options purchased and short sales is $59,728,841 for the Fund.

Gross unrealized appreciation:	$8,331,948
Gross unrealized depreciation:	(1,038,575)
Net unrealized appreciation	$7,293,373

The tax character of fund distributions paid for the year ended December 31, 2018 was as follows:

Fiscal Year Ended
December 31, 2018
Ordinary Income	$—
Long-Term Capital Gain	870,220
Return of Capital	—
$870,220

There were no distributions paid for the year ended December 31, 2017.

As of December 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$289,158	$—	$—	$(572,217)	$7,293,373	$7,010,314

The difference between book basis and tax basis accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles. At December 31, 2018, the Fund utilized remaining capital loss carry forwards for federal income tax purposes of $704,162.

	Non-Expiring	Non-Expiring		CLCF
Expiring	Short-Term	Long-Term	Total	Utilized
$—	$—	$—	$—	$704,162

ACM Dynamic Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, adjustments related to partnerships and passive foreign investment companies, and adjustments for capitalization in lieu of short dividend payments, resulted in reclassification for the year ended December 31, 2018 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(1,018,871)	$1,018,871

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, Charles Schwab held 49.65% of the voting securities for the sole benefit of customers and may be deemed to control the Fund. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adapted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of ACM Dynamic Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ACM Dynamic Opportunity Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from January 20, 2015 (commencement of operations) through December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period from January 20, 2015 through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania
February 27, 2019

ACM Dynamic Opportunity Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2018

Renewal of Advisory Agreement – ACM Dynamic Opportunity Fund*

In connection with a meeting held on November 27-28, 2018, the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Ascendant Capital Management LLC (“ACM”) and the Trust, with respect to the ACM Dynamic Opportunity Fund (the “ACM Dynamic”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to ACM and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted ACM had approximately $101 million in assets under management. The Board acknowledged the experience and academic credentials of ACM’s key personnel, and that ACM recently added a dedicated chief compliance officer. The Board discussed ACM’s investment strategy to invest in domestic and foreign equity securities of any market capitalization, including equity securities of emerging markets. The Board observed that ACM Dynamic may also take long or short positions in ETFs to hedge its portfolio, and that ACM provided all research, analysis and risk management for ACM Dynamic. The Board discussed ACM’s use of an electronic trading service to execute the majority of trades. The Board noted that as ACM had grown over time, it had added resources to support its operation. The Board concluded that it expected ACM to continue to provide high quality service to ACM Dynamic and its shareholders.

Performance. The Board observed that ACM Dynamic was a three-star Morningstar fund that outperformed its Morningstar category and peer group for the 1-year and since inception periods. The Board noted that ACM attributed ACM Dynamic’s performance to long positions in growth stocks and a strong technology sector. The Board noted that ACM Dynamic underperformed its benchmark S&P 500 Total Return Index across all periods, but that such underperformance was expected during a bullish equity market. It noted that ACM Dynamic outperformed ACM’s selected benchmark, the HFRX Equity Hedge Index, and had a first or second quartile standard deviation ranking across all periods indicating that ACM Dynamic’s risk overlay strategy was operating as intended. Although past performance is not predictive of future returns, the Board concluded ACM had provided reasonable results to ACM Dynamic and its shareholders.

Fees and Expenses. The Board noted that the 1.25% advisory fee for ACM Dynamic was equal to the peer group median and average, and lower than the Morningstar category average. The Board observed that ACM Dynamic’s 1.85% net expense ratio was lower than the peer group

ACM Dynamic Opportunity Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2018

and Morningstar category averages and medians. Given these considerations, the Board concluded that ACM’s advisory fee for ACM Dynamic was not unreasonable.

Economies of Scale. The Board noted ACM agreed to discuss the implementation of breakpoints when it reached $500 million in assets under management. The Board noted that ACM expected that ACM Dynamic would benefit from economies of scale when it had $100 million to $200 million in assets. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed ACM’s profitability analysis in connection with its management of ACM Dynamic, and acknowledged that ACM had earned a modest profit both in actual dollars and as a percentage of revenue. The Board concluded that ACM’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from ACM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for ACM Dynamic was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of ACM Dynamic and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ACM Dynamic Opportunity Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2018

As a shareholder of the ACM Dynamic Opportunity Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the ACM Dynamic Opportunity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2018 and ending December 31, 2018.

Actual Expenses

The “Actual Expenses” lines in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending Account	Expenses Paid During
Actual	Annualized	Account Value	Value	Period *
Expenses	Expense Ratio	7/1/18	12/31/2018	7/1/18 - 12/31/18
Class A	2.04%	$1,000.00	$973.70	$10.14
Class I	1.79%	$1,000.00	$975.00	$8.91

		Beginning	Ending Account	Expenses Paid During
Hypothetical	Annualized	Account Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/18	12/31/2018	7/1/18 - 12/31/18
Class A	2.04%	$1,000.00	$1,014.93	$10.36
Class I	1.79%	$1,000.00	$1,016.19	$9.09

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

ACM Dynamic Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of December 31, 2018, the Trust was comprised of 37 active portfolios managed by 15 unaffiliated investment advisors. The term “Fund Complex” applies only to the ACM Dynamic Opportunity Fund and the ACM Tactical Income Fund. These funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

12/31/18-NLFT III-v1

ACM Dynamic Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015- 2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-798-3833.

12/31/18-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3833 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-798-3833.

INVESTMENT ADVISOR
Ascendant Capital Management, LLC
10866 Wilshire Blvd., Suite 1600
Los Angeles, CA 90024

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $13,500

2017 – $13,500

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $2,200

2017 – $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $ 2,200

2017 – $ 2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/5/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/5/2019

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 3/5/2019